                                                                    Exhibit 10.8


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 1, 2002, between Barnes & Noble, Inc., a Delaware corporation ("B&N"), and GameStop Corp., a Delaware corporation and an indirect, wholly owned subsidiary of B&N (the "Company").

                               W I T N E S S E T H

         WHEREAS, B&N, through its wholly-owned subsidiaries, is the beneficial owner of all of outstanding shares of Class B Common Stock, $.001 par value per share ("Class B Common Stock:"), of the Company;

         WHEREAS, on August 24, 2001, the Company filed a Registration Statement with the Securities and Exchange Commission (the "SEC") on Form S-1 (the "Registration Statement") to register for the offer and sale to the public (the "IPO") shares of its Class A Common Stock, $.001 par value per share (the "Class A Common Stock," together with the Class B Common Stock, the "Common Stock");

         WHEREAS, B&N and the Company desire to make certain arrangements to provide B&N with registration rights with respect to its shares of Common Stock;

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

         Section  1.       Effectiveness of Agreement; Term.

                  1.1 Effective Date. This Agreement shall become effective upon the consummation of the IPO (the "Effective Date").

                  1.2 Shares Covered. This Agreement covers those shares of Class A Common Stock and Class B Common Stock, now or hereinafter held or acquired by B&N, and any other securities of the Company that are acquired by B&N, including, by way of a stock dividend or a stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (collectively, the "Shares").B&N and any Permitted Transferees (as defined in Section 2.5) are each referred to herein as a "Holder" and collectively as the "Holders" and the Holders of Shares proposed to be included in any registration under this Agreement are each referred to herein as a "Selling Holder" and collectively as the "Selling Holders."

         Section  2.       Demand Registration.

                  2.1 Notice. Upon the terms and subject to the conditions set forth herein, upon written notice of any Holder requesting that the Company effect the registration under the

Securities Act of 1933, as amended (the "Securities Act"), of any or all of the Shares held by it, which notice shall specify the intended method or methods of disposition of such Shares (which methods may include a Shelf Registration, a Convertible Registration or an Exchange Registration (as such terms are defined in Section 2.6)), the Company will promptly give written notice of the proposed registration to all other Holders and will use its best efforts to effect (at the earliest reasonable date) the registration under the Securities Act of such Shares (and the Shares of any other Holders joining in such request as are specified in a written notice received by the Company within 20 days after receipt of the Company's written notice of the proposed registration) for disposition in accordance with the intended method or methods of disposition stated in such request (each registration request pursuant to this Section 2.1 is sometimes referred to herein as a "Demand Registration"); provided, however, that:

                           (a)      the Company shall not be obligated to effect
registration with respect to Shares pursuant to this Section 2 within 90 days after the effective date of a previous registration, other than a Shelf Registration, effected with respect to Shares pursuant to this Section 2;

                           (b)      if, while a registration request is pending
pursuant to this Section 2, the Company determines in the good faith judgment of the legal counsel of the Company that such registration would reasonably be expected to have a material adverse effect on any existing proposal or plans by the Company or any of its subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization, securities offering or other material transaction, the Company may postpone for up to 90 days the filing or effectiveness of such registration; provided, however, that the Company may delay a Demand Registration hereunder only once in any 12-month period; and provided, further, that the requested registration will not count for purposes of the requests for Demand Registrations to which the Holders are entitled under this Agreement;

                           (c)      if a Demand Registration is an underwritten
offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such offering exceeds the number of Shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Shares initially requesting such registration, the Company shall include in such registration the number of Shares requested to be included therein which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective Holders thereof on the basis of the amount of Shares owned by each Holder requesting inclusion of Shares in such registration.

                  2.2 Registration Expenses. All Registration Expenses (as defined in Section 8) for any registration requested pursuant to this Section 2 (including any registration that is delayed or withdrawn) shall be paid by the Company.

                  2.3 Selection of Professionals. The Holders of a majority of the Shares included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering. The Holders of a majority of the Shares included in any Demand Registration shall have the right to select the financial printer, the solicitation and/or exchange agent (if any) and one counsel for the Selling Holders. The Company shall select its own outside counsel and independent auditors.

                  2.4      Third Person Shares.

                           (a)      The Company shall have the right to cause
the registration of securities for sale for the account of any Person (including the Company) other than the Selling Holders (the "Third Person Shares") in any registration of the Shares requested pursuant to this Section 2 so long as the Third Person Shares are disposed of in accordance with the intended method or methods of disposition requested pursuant to this Section 2; provided, however, that the Company shall not have the right to cause the registration of such securities of such other Persons if the registration requested pursuant to this
Section 2 is a Convertible Registration or an Exchange Registration.

                           (b)      If a Demand Registration in which the
Company proposes to include Third Person Shares is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares and Third Person Shares requested to be included in such offering exceeds the number of Shares and Third Person Shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holders of a majority of the Shares initially requesting such registration, the Company shall not include in such registration any Third Person Shares unless all of the Shares initially requested to be included therein are so included.

                  2.5 Permitted Transferees. As used in this Agreement, "Permitted Transferees" shall mean any transferee, whether direct or indirect, of Shares designated by B&N (or a subsequent holder) in a written notice to the Company as provided for in Section 9.7. Any Permitted Transferees of the Shares shall be subject to and bound by all of the terms and conditions herein applicable to Holders. The notice required by this Section 2.5 shall be signed by both the transferring Holder and the Permitted Transferees so designated and shall include an undertaking by the Permitted Transferees to comply with the terms and conditions of this Agreement applicable to Holders.

                  2.6 Shelf Registration; Convertible Registration; Exchange Registration. With respect to any Demand Registration, the requesting Holders may request the Company to effect a registration of the Shares (a) under a registration statement pursuant to Rule 415 under the Securities Act (or any successor rule) (a "Shelf Registration"); (b) in connection with such Holders' registration under the Securities Act of securities (the "Convertible Securities") convertible into, exercisable for or otherwise related to the Shares (a "Convertible Registration"); or (c) in connection with such Holders' offer to exchange the Shares for any debt or equity securities of such Holders, a subsidiary or affiliate thereof or any other Person (an "Exchange Registration").

                  2.7 SEC Form. The Company shall use its best efforts to cause Demand Registrations to be registered on Form S-3 (or any successor form), and if the Company is not then eligible under the Securities Act to use Form S-3 or the Shares are not permitted to be registered on Form S-3, Demand Registrations shall be registered on Form S-1 (or any successor form). If a Demand Registration is a Convertible Registration or an Exchange Registration, the Company shall effect such registration on the appropriate Form under the Securities Act for such registrations. The Company shall use its best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its best efforts to remain so eligible.

                  2.8 Other Registration Rights. The Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities unless such rights are consistent with the rights granted under this Agreement.

         Section  3.       Piggyback Registrations.

                  3.1 Notice and Registration. If the Company proposes to register any of its securities for public sale under the Securities Act (whether proposed to be offered for sale by the Company or any other Person), on a form and in a manner which would permit registration of the Shares for sale to the public under the Securities Act (a "Piggyback Registration"), it will give prompt written notice to the Holders of its intention to do so, and upon the written request of any or all of the Holders delivered to the Company within 20 days after the giving of any such notice (which request shall specify the Shares intended to be disposed of by such Holders), the Company will use its best efforts to effect, in connection with the registration of such other securities, the registration under the Securities Act of all of the Shares which the Company has been so requested to register by such Holders (which shall then become Selling Holders), to the extent required to permit the disposition (in accordance with the same method of disposition as the Company proposes to use to dispose of the other securities) of the Shares to be so registered; provided, however, that:

                           (a)      if, at any time after giving such written
notice of its intention to register any of its other securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such other securities, the Company may, at its election, give written notice of such determination to the Selling Holders (or, if prior to delivery of the Holders' written request described above in this Section 3.1, the Holders) and thereupon the Company shall be relieved of its obligation to register such Shares in connection with the registration of such other securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.3), without prejudice, however, to the rights (if any) of any Selling Holders immediately to request (subject to the terms and conditions of Section 2) that such registration be effected as a registration under Section 2;

                           (b)      the Company shall not be required to effect
any registration of the Shares under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans of the Company;

                           (c)      if a Piggyback Registration is an
underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within the price range of such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Shares requested to be included in such registration, pro rata among the Holders of such Shares on the basis of the number of Shares owned by each such Holder, and (iii) third, any other securities requested to be included in such registration, and in the case of
(ii) and (iii), only to the extent the managing underwriters do not advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within the price range of such offering; and

                           (d)      if a Piggyback Registration is an
underwritten secondary registration on behalf of holders of the Company's securities entitled to demand registration thereof (other than a Demand Registration) and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within the price range of such offering, the Company shall include in such registration
(i) first, the securities requested to be included therein by the holders requesting such registration and the Shares requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, any other securities requested to be included in such registration, but only to the extent the managing underwriters do not advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within the price range of such offering.

                           (e)      No registration of the Shares effected under
this Section 3 shall relieve the Company of its obligation to effect a registration of Shares pursuant to Section 2.

                  3.2 Selection of Professionals. If any Piggyback Registration is an underwritten primary registration on behalf of the Company or an underwritten secondary registration on behalf of holders of the Company's securities entitled to demand registration thereof (other than a Demand Registration), then the Company or the holders of the Company's securities entitled to demand registration, as the case may be, shall be entitled to select the investment banker(s) or manager(s) to administer such offering. The Holders of a majority of the

Shares included in any Piggyback Registration shall have the right to select one counsel for the Selling Holders. The Company shall select its own outside counsel and independent auditors.

                  3.3 Registration Expenses. The Company will pay all of the Registration Expenses in connection with any registration pursuant to this
Section 3.

         Section  4.       Registration Procedures.

                  4.1 Registration and Qualification. If and whenever the Company is required to use its best efforts to effect the registration of any of the Shares under the Securities Act as provided in Sections 2 and 3, including an underwritten offering pursuant to a Shelf Registration, the Company will as promptly as is practicable:

                           (a)      prepare and file with the SEC a registration
statement with respect to such Shares and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holders of a majority of the Shares covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

                           (b)      except in the case of a Shelf Registration,
Convertible Registration or Exchange Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares until the earlier of (i) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition set forth in such registration statement or (ii) the expiration of twelve months after such registration statement becomes effective;

                           (c)      in the case of a Shelf Registration (but not
including any Convertible Registration), prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares subject thereto for a period ending on the earlier of (i) 18 months after the effective date of such registration statement and (ii) the date on which all the Shares subject thereto have been sold pursuant to such registration statement (the "Shelf Effective Period");

                           (d)      in the case of a Convertible Registration or
an Exchange Registration, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Shares subject thereto until such time as the rules, regulations and requirements of the Securities Act and the terms of the Convertible Securities no longer require such Shares to be registered under the Securities Act (the "Convertible Effective Period");

                           (e)      furnish to the Selling Holders and to any
underwriter of such Shares such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Holders or such underwriter may reasonably request;

                           (f)      use its best efforts to register or qualify
all of the Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Shares shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Selling Holders or any underwriter to consummate the disposition in such jurisdictions of the Shares covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                           (g)      (i) furnish to the Selling Holders,
addressed to them, an opinion of counsel for the Company and (ii) use its best efforts to furnish to the Selling Holders, addressed to them, a "cold comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request, in each case, in form and substance and as of the dates reasonably satisfactory to the Selling Holders;

                           (h)      immediately notify the Selling Holders, at
any time when a prospectus relating to a registration pursuant to Section 2 or 3 is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall further advise each Selling Holder in writing, promptly after the occurrence of any of the following, (i) of the filing of the registration statement or any prospectus, or any amendment thereof or supplement thereto, with the SEC, (ii) the effectiveness of the registration statement and any post-effective amendment thereto, (iii) the receipt by the Company of any communication from the SEC with respect to the registration statement or the prospectus, or any amendment thereof or supplement thereto, including any stop order suspending the effectiveness thereof, any comments with respect thereto and any requests for amendments or supplements, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall deliver promptly to the Selling Holders' counsel and to each underwriter, if any, participating in the offering of the Shares, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to (and allow the Selling Holders' counsel and any underwriters counsel to participate in) discussions with the SEC or its staff with respect to such registration statement;

                           (i)      permit any Selling Holder which Selling
Holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                           (j)      to make available members of management of
the Company, as selected by the Holders of a majority of the Shares included in such registration, for assistance in the selling effort relating to the Shares covered by such registration, including, but not limited to, the participation of such members of the Company's management in road show presentations;

                           (k)      in the event of the issuance of any stop
order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company shall use it best efforts promptly to obtain the withdrawal of such order; and

                           (l)      use its best efforts to cause Shares covered
by such registration statement to be registered with or approved by such other government agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Shares.

                  The Company may require the Selling Holders to furnish the Company with such information regarding the Selling Holders and the distribution of such Shares as the Company may from time to time reasonably request in writing and as shall be required by law, the SEC or any securities exchange on which any shares of Common Stock are then listed for trading in connection with any registration.

                  4.2 Underwriting. If requested by the underwriters for any underwritten offering in connection with a registration requested hereunder (including any registration under Section 3 which involves, in whole or in part, an underwritten offering), the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnities and contribution to the effect and to the extent provided in Section 6 and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4.1(g). The Company may require that the Shares requested to be registered pursuant to Section 3 be included in such underwriting on the same terms and conditions as shall be applicable to the securities being sold through underwriters under such registration; provided, however, that no Selling Holder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof. The Selling Holders shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Selling Holders.

                  4.3      Blackout Periods for Shelf Registrations.

                           (a)      At any time when a Shelf Registration
effected pursuant to Section 2 relating to the Shares is effective, upon written notice from the Company to the Selling Holders that the Company determines in the good faith judgment of the general counsel of the Company that the Selling Holders' sale of the Shares pursuant to the Shelf Registration would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the disclosure of which would have a material adverse effect on the Company or the Company is unable to comply with SEC requirements (an "Information Blackout"), the Selling Holders shall suspend sales of the Shares pursuant to such Shelf Registration until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material, (ii) 90 days after the general counsel of the Company makes such good faith determination or (iii) such time as the Company notifies the Selling Holders that sales pursuant to such Shelf Registration may be resumed (the number of days from such suspension of sales of the Selling Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

                           (b)      If there is an Information Blackout and the
Selling Holders do not notify the Company in writing of their desire to cancel such Shelf Registration, the period set forth in Section 4.1(c)(i) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

                  4.4 Listing. In connection with the registration of any offering of the Shares pursuant to this Agreement, the Company agrees to use its best efforts to effect the listing of such Shares on any securities exchange on which any shares of the Common Stock are then listed or otherwise facilitate the public trading of such Shares.

                  4.5      Holdback Agreements.

                           (a)      The Company shall not effect any public sale
or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any registration statement in connection with a Demand Registration (other than a Shelf Registration) or a Piggyback Registration (other than any shares being offered or sold by or on behalf of the Company under such Piggyback Registration), except pursuant to registrations on Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                           (b)      If the Holders of Shares notify the Company
in writing that they intend to effect an underwritten sale of Shares registered pursuant to a Shelf Registration pursuant to Section 2 hereof, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, during the seven days prior to and during the 90-day period beginning on the date such notice is received, except pursuant to registrations on Form S-8 or any successor form or unless the underwriters managing any such public offering otherwise agree.

                           (c)      If the Company completes an underwritten
registration with respect to any of its securities (whether offered for sale by the Company or any other Person) on a form and in a manner that would have permitted registration of the Shares and no Holder requested the inclusion of any Shares in such registration, the Holders shall not effect any public sales or distributions of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, until the termination of the holdback period required from the Company by any underwriters in connection with such previous registration, which shall not be longer than 90 days from the effective date of such registration.

                  Section 5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering the Shares under the Securities Act and each sale of the Shares thereunder, the Company will give the Selling Holders and the underwriters, if any, and their respective counsel and accountants, access to its financial and other records, pertinent corporate documents and properties of the Company and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the

Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  Section  6.       Indemnification and Contribution.

                           (a)      In the event of any registration of any of
the Shares hereunder, the Company will enter into customary indemnification arrangements to indemnify and hold harmless each of the Selling Holders, each of their respective directors and officers, each Person (as defined in (f) below) who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each Person, if any, who controls each such Selling Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Covered Persons") against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any related registration statement filed under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of any federal, state, local or foreign law, statute, rule or regulation applicable to the Company or relating to action required of or inaction by the Company in connection with such registration, and the Company will reimburse each such Covered Person, as incurred, for any legal or any other expenses reasonably incurred by such Covered Person in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Holder or such underwriter specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Covered Person and shall survive the transfer of such securities by the Selling Holders. The Company also shall agree to provide for contribution as shall reasonably be requested by the Selling Holders or any underwriters in circumstances where such indemnity is held unenforceable.

                           (b)      Each of the Selling Holders, by virtue of
exercising its respective registration rights hereunder, agree and undertake to enter into customary indemnification arrangements to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Section 6) the Company, its directors and officers, each Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission is contained in written information furnished by such Selling Holder to the Company specifically for inclusion in such registration statement or prospectus; provided, however, that the obligation to indemnify shall be individual, not joint and several, for each Selling Holder and shall be limited to the net amount of proceeds received by such Selling Holder from the sale of Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or Person and shall survive the transfer of the registered securities by the Selling Holders.

                           (c)      Any Person entitled to indemnification
hereunder (the "Indemnified Party") shall (i) give prompt written notice to the party required to provide indemnification (the "Indemnifying Party") of any claim with respect to which it seeks indemnification (provided, however, that the failure to give prompt notice shall not impair any Person's rights to indemnification hereunder to the extent such failure has not prejudiced the Indemnifying Party) and (ii) unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and Indemnifying Party may exist with respect to such claim, permit such Indemnifying Party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party. If such defense is assumed, the Indemnifying Party shall not be subject to any liability for any settlement made by the Indemnified Party without its consent (but such consent shall not be unreasonably withheld). An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnified Parties by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim.

                           (d)      Indemnification and contribution similar to
that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of such Shares under any federal or state law or regulation of governmental authority other than the Securities Act.

                           (e)      If the indemnification provided for in this
Section 6 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable federal, state, local or foreign law, statute, rule or regulation or if the allocation provided in this clause (ii) provides a greater amount to the Indemnified Party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Indemnifying Party and the Indemnified Party from the offering of the securities covered by such registration statements as well as any other equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any fees, charges or expenses (including fees, disbursements and other charges of legal counsel) reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(e), a Selling Holder shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Selling Holder in the offering to which such registration statement relates exceeds the amount of any damages that such Selling Holder has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the securities Act) shall be entitled to contribution from any person. No Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld or delayed.

                           (f)      As used in this Agreement, "Person" means an
individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity, or any department, agency or political subdivision thereof.

         Section 7. Benefits and Termination of Registration Rights. The Holders may exercise the registration rights granted hereunder in such manner and proportions as they shall agree among themselves. The registration rights hereunder shall cease to apply to any particular Shares and such securities shall cease to be Shares upon the earlier to occur of:

                           (a)      a registration statement with respect to the
sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement;

                           (b)      such Shares shall have been sold to the
public pursuant to Rule 144 under the Securities Act (or any successor provision); and

                           (c)      such Shares shall have ceased to be
outstanding.

         Section 8. Registration Expenses. As used in this Agreement, the term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including the following: (a) all registration and filing fees;
(b) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares to be disposed of under the Securities Act; (c) the fees, disbursements and expenses of the Selling Holders' counsel and advisors in connection with the registration of the Shares to be disposed of under the Securities Act; (d) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters, dealers and securityholders; (e) the cost of printing and producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any amendments thereto or other documents in connection with the offering, sale or delivery of the Shares to be disposed of; (f) all expenses in connection with the qualification of the Shares to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (g) the filing fees incident to securing any required review by the New York Stock Exchange and any other securities exchange on which the Common Stock is then traded or listed of the terms of the sale of the Shares to be disposed of and the trading or listing of all such Shares on each such exchange; (h) the costs of preparing stock certificates; (i) the costs and charges of the Company's transfer agent and registrar; and (j) the fees and disbursements of any custodians, solicitation agents, information agents and/or exchange agents. Registration Expenses shall not include underwriting discounts and underwriters' commissions attributable to the Shares being registered for sale on behalf of the Selling Holders, which shall be paid by the Selling Holders.

         Section  9.       Miscellaneous.

                  9.1 No Inconsistent Agreements. The Company shall not on or after the date of this Agreement enter into any agreement with respect to its securities that violates or subordinates the rights expressly granted to the Holders in this Agreement. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders of Shares to include such Shares in a registration undertaken pursuant to this Agreement.

                  9.2 Complete Agreement. Except as otherwise set forth in this Agreement, this Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all prior agreements and understandings, whether written or oral, between the parties with respect to such subject matter.

                  9.3 Authority. Each of the parties hereto represents to the other that (i) it has the corporate power and authority to execute, deliver and perform this Agreement, (ii) the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate action,
(iii) it has duly and validly executed and delivered this Agreement, and (iv) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

                  9.4 Assignment. This Agreement shall be binding on and inure to the benefit of and be enforceable by the parties hereto and any Permitted Transferees and with respect to the Company, its respective successors and assigns.

                  9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding conflicts of laws) as to all matters of validity, construction, effect, performance and remedies, executed in and to be performed in that State.

                  9.6 Severability. In the event that any part of this Agreement is declared by a court or other judicial or administrative body of competent jurisdiction to be null, void or unenforceable, said provision shall be given the maximum effect permitted by applicable law, and all of the other provisions of this Agreement shall remain in full force and effect.

                  9.7 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission;
(iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or
(iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

                  If to B&N:

                  Barnes & Noble, Inc.
                  122 Fifth Avenue
                  New York, New York 10011
                  Attention: Chief Financial Officer

                  If to the Company:

                  GameStop Corp.
                  2250 William D. Tate Avenue
                  Grapevine, Texas 76051
                  Attention: Chief Financial Officer

                  Any party may change its address for the purpose of this
Section 9.7 by giving the other party written notice of its new address in the manner set forth above.

                  9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  9.9 Remedies. Each of B&N and the Company shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. Each of B&N and the Company acknowledges and agrees that under certain circumstances the breach by B&N or any of its affiliates or the Company or any of its affiliates of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

                  9.10 Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the Company and the Holders of a majority of the Shares. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by either party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by the party against whom the existence of such waiver is asserted.

                  9.11 Amendment and Modification. This Agreement may not be amended or modified in any respect except by a written agreement signed by the Company and the Holders of a majority of the Shares, which amendment shall be binding upon all Holders.

                  9.12 Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only, are not part of the agreement of the parties hereto, and shall not affect the meaning or interpretation of this Agreement. All references to days or months shall be deemed references to calendar days or months. All references to "$" shall be deemed references to United States dollars. Unless the context otherwise requires, any reference to a "Section" shall be deemed to refer to a section of this Agreement. The words "hereof," "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words "without limitation." This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

                  9.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date and year first written above.


                                            BARNES & NOBLE, INC.


                                            By: /s/ Maureen O'Connell
                                                _______________________________
                                            Name: Maureen O'Connell
                                            Title: Chief Financial Officer


                                            GAMESTOP CORP.


                                            By: /s/ David Carlson
                                                _______________________________
                                            Name: David Carlson
                                            Title: Chief Financial Officer